UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-01976

                               Sequoia Fund, Inc.
               (Exact name of registrant as specified in charter)

              767 Fifth Avenue, Suite 4701, New York, NY 10153-4798
               (Address of principal executive offices) (Zip code)

                               Robert D. Goldfarb
                           Ruane, Cunniff & Goldfarb Inc.
                                767 Fifth Avenue
                                   Suite 4701
                          New York, New York 10153-4798
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-5280

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2009

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ITEM 1.  REPORTS TO STOCKHOLDERS.

                                  ANNUAL REPORT
                                DECEMBER 31, 2009

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
                     WITH INCOME DIVIDENDS AND CAPITAL GAINS
                       DISTRIBUTIONS REINVESTED IN SHARES

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2009. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                 VALUE OF       VALUE OF      VALUE OF
                  INITIAL      CUMULATIVE    CUMULATIVE      TOTAL
                  $10,000    CAPITAL GAINS   REINVESTED    VALUE OF
PERIOD ENDED:   INVESTMENT   DISTRIBUTIONS    DIVIDENDS     SHARES
-------------   ----------   -------------   ----------   ----------
July 15, 1970    $ 10,000      $       --     $     --    $   10,000
May 31, 1971       11,750              --          184        11,934
May 31, 1972       12,350             706          451        13,507
May 31, 1973        9,540           1,118          584        11,242
May 31, 1974        7,530           1,696          787        10,013
May 31, 1975        9,490           2,137        1,698        13,325
May 31, 1976       12,030           2,709        2,654        17,393
May 31, 1977       15,400           3,468        3,958        22,826
Dec. 31, 1977      18,420           4,617        5,020        28,057
Dec. 31, 1978      22,270           5,872        6,629        34,771
Dec. 31, 1979      24,300           6,481        8,180        38,961
Dec. 31, 1980      25,040           8,848       10,006        43,894
Dec. 31, 1981      27,170          13,140       13,019        53,329
Dec. 31, 1982      31,960          18,450       19,510        69,920
Dec. 31, 1983      37,110          24,919       26,986        89,015
Dec. 31, 1984      39,260          33,627       32,594       105,481
Dec. 31, 1985      44,010          49,611       41,354       134,975
Dec. 31, 1986      39,290          71,954       41,783       153,027
Dec. 31, 1987      38,430          76,911       49,020       164,361
Dec. 31, 1988      38,810          87,760       55,946       182,516
Dec. 31, 1989      46,860         112,979       73,614       233,453
Dec. 31, 1990      41,940         110,013       72,633       224,586
Dec. 31, 1991      53,310         160,835      100,281       314,426
Dec. 31, 1992      56,660         174,775      112,428       343,863
Dec. 31, 1993      54,840         213,397      112,682       380,919
Dec. 31, 1994      55,590         220,943      117,100       393,633
Dec. 31, 1995      78,130         311,266      167,129       556,525
Dec. 31, 1996      88,440         397,099      191,967       677,506
Dec. 31, 1997     125,630         570,917      273,653       970,200
Dec. 31, 1998     160,700         798,314      353,183     1,312,197
Dec. 31, 1999     127,270         680,866      286,989     1,095,125
Dec. 31, 2000     122,090         903,255      289,505     1,314,850
Dec. 31, 2001     130,240       1,002,955      319,980     1,453,175
Dec. 31, 2002     126,630         976,920      311,226     1,414,776
Dec. 31, 2003     147,610       1,146,523      362,790     1,656,923
Dec. 31, 2004     154,270       1,200,687      379,159     1,734,116
Dec. 31, 2005     155,450       1,331,529      382,059     1,869,038
Dec. 31, 2006     152,750       1,496,788      375,422     2,024,960
Dec. 31, 2007     139,120       1,713,258      342,768     2,195,146
Dec. 31, 2008      95,270       1,265,238      241,397     1,601,905
Dec. 31, 2009     109,900       1,459,533      278,860     1,848,293

The total amount of capital gains distributions reinvested in shares was $1,413,907, the total amount of dividends reinvested was $124,788.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

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TO THE SHAREHOLDERS OF SEQUOIA FUND, INC.

Dear Shareholder:

     Sequoia Fund's results for the quarter and year ended December 31, 2009 appear below with comparable results for the leading market index:

TO DECEMBER 31, 2009    SEQUOIA FUND   STANDARD & POOR'S 500*
                        ------------   ----------------------
Fourth Quarter              0.63%               6.04%
1 Year                     15.38%              26.46%
5 Years (Annualized)        1.28%               0.42%
10 Years (Annualized)       5.37%              -0.95%

     The performance shown above represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown.

* THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND ASSUMES REINVESTMENT OF DIVIDENDS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YEAR TO DATE PERFORMANCE AS OF THE MOST RECENT MONTH END CAN BE OBTAINED BY CALLING DST SYSTEMS, INC. AT (800) 686-6884.

                                   ----------

     The Fund significantly underperformed the S&P 500 Index for both the fourth quarter and the year, as the stock market rebounded vigorously from its lows in March and seemed by year-end to anticipate a full-throttled recovery from the financial crisis that caused the worst recession in this country in 70 years. After a horrible year in 2008, when the Index lost 37.0% of its value, the first quarter of 2009 began ominously, with the Index declining another 10.9%. Sequoia, meanwhile, lost 27.0% of its value in 2008 and another 8.4% in the first quarter of 2009.

     Subsequently, the market rose 42.0% over the next nine months, while Sequoia lagged, rising 25.9%. Altogether the Fund's trough was shallower than the market decline but our bounce off the bottom was less pronounced. Ultimately, the Fund lost 15.81% of its value over two years while the S&P Index lost 20.33%.

     The federal government's massive intervention in the economy staved off what might well have been another Depression. As financial institutions were recapitalized, investors grew more confident the banking system would not collapse and, not incidentally, Wall Street was flooded with cheap capital. Not surprisingly, the price of stocks soared. Still, we found aspects of the rally curious. The stocks that performed best in 2009 often seemed to have depressed earnings, or no earnings, and no prospects of imminent recovery. The Fund owned its share of cyclical companies with collapsing earnings, including Martin Marietta Materials, Mohawk, Caterpillar and Cummins. As the rally in cyclical stocks intensified, we sold a portion or, in some cases, all of these positions.

     Meanwhile, the stocks that performed worst in 2009 often had stable, predictable earnings and strong balance sheets. Wal-Mart's earnings rose during the year but its stock price declined. Berkshire Hathaway's balance sheet is so strong that in the depths of the crisis some of the country's best-known corporations turned to it for financing. Yet investors accorded it little respect. Berkshire shares declined 31.8% in 2008 and barely rebounded in 2009, rising 2.7%.

     Berkshire has an extremely diverse stream of earnings, with roughly half tied to economically insensitive businesses like insurance and utilities. The market generally discounted these kinds of stable earnings last year. But Berkshire also gets about half its earnings in normal times from a number of cyclical businesses that should enjoy substantial earnings growth as the economy recovers. The market bid up all manner of cyclicals last year, but not Berkshire.

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Berkshire's decision to sell equity option puts in 2008 put it at financial risk if world equity markets suffered severe long-term price declines. This led to anxiety during the crisis. As stock prices rose in 2009, those equity puts began to look like winners. Again, this wasn't reflected in Berkshire's share price.
In any event, Berkshire began 2009 as 22.8% of the Fund's portfolio and its weak performance was a major factor in the Fund's lagging result.

     The second important reason for our 2009 underperformance was the Fund's large cash balance. For the year, cash averaged 16.5% of the Fund's assets. It was not our goal to hold this much cash. In fact, we purchased 10 new positions during the year, which qualifies as a lot for us. But we were too tentative in allocating capital and failed to invest enough in new ideas to offset our consistent sales of cyclical stocks. The Berkshire and cash positions amounted to nearly 40% of the Fund's assets when the year began and account for nearly all of the Fund's underperformance in 2009.

     Given the low stock prices available at the bottom of the market last spring and the subsequent ferocity of the rally our failure to deploy capital warrants criticism. We found plenty of good ideas, but we were extremely cautious buyers and sometimes ended up with tiny positions in stocks like Canadian Natural Resources, Mettler-Toledo and Verisk that we purchased near 52-week lows (Verisk was an initial public offering and we were allocated a minuscule number of shares. The stock opened well above the IPO price). These three performed very well after our purchases, but at year-end amounted to just 0.3% of the Fund's assets. In retrospect, we should have paid higher prices to own more shares of Canadian Natural or Mettler-Toledo.

     Our larger purchases included Advance Auto Parts, Becton Dickinson, Omnicom, Praxair, Precision Castparts and W.R. Berkley. To be sure, some of these businesses suffered earnings declines in 2009, but in nearly every case we paid a low multiple of our estimate of 2009 earnings. Omnicom, for example, saw earnings per share decline from $3.14 in 2008 to $2.53 in 2009, down 19%. The Fund paid $25.03 for shares in the business. The world's largest advertising agency network, Omnicom generates enormous amounts of free cash flow and requires very little capital reinvestment. We paid a low multiple of trough earnings and, more importantly, of free cash flow. We are pleased with the performance so far of the 'Class of 2009' and already regret not buying more shares at the prices offered to us last year.

     We think the new additions to Sequoia will generate more predictable cash flows than the positions we exited with less economic sensitivity. Importantly, we believe demand across the U.S. economy is currently bolstered by a need to restock inventories after a dramatic destocking last year. That phenomenon creates a temporary burst of economic activity, but once inventories reach equilibrium we are not sure natural demand will be strong enough to propel the kind of earnings recovery the market seems to expect. Caterpillar, for example, says that in a strong economic environment it should earn $8 to $10 per share. Management suggests this could happen as soon as 2012. For 2010, however, Caterpillar expects to earn about $2.50 per share amid anemic demand. With the stock price above $50 recently, investors seem to believe a demand-driven recovery is coming fairly soon. While we have great respect for the CAT franchise, we do not expect strong demand for CAT machines and engines by 2012 and this informed our decision to sell the stock. We made a similar decision to reduce our exposure to Cummins Engine, Knight Transportation, Martin Marietta Materials and Mohawk Industries. We believe earnings will recover for these businesses, but question whether the magnitude of recovery will justify the prices at which we sold shares.

     Perhaps counter intuitively, some of our best performing positions in 2009 were retailers. While high unemployment, declining home prices and tighter credit continue to weigh on the U.S. consumer, the Fund tends to favor retailers with extremely strong value propositions, including TJX, Wal-Mart, Target and Costco. These value-oriented stores for the most did well in 2009.

     As of this writing, TJX has not reported full-year results, but earnings per share likely rose 45%-50% for the year. The stock returned more than 80%, including the dividend. Yet TJX still trades for a forward price-to-earnings multiple of less than 13 times, well below the multiple for the Index overall. It is one of very few retailers aggressively opening stores right now and it has a huge budget for buying back stock in 2010.

     Target shares rose 40% in 2009 as its earnings soundly exceeded expectations. While Target suffered from weak customer traffic all year, it managed expenses exceptionally well and by year-end started to see renewed shopper interest. Its stock also trades well below the market multiple. As mentioned, Wal-Mart generated a predictable earnings increase in the high-single digits and saw its stock decline a bit. With a tremendous competitive position in all three North American countries and a growing overseas business, Wal-Mart trades for 13.5 times the consensus 2010 earnings estimate, which calls for 10% growth. In an uncertain world, this price seems quite attractive.

     We get a good question from time to time asking why we don't simply own blue chips. Clearly, stocks like Johnson & Johnson, Procter & Gamble, Coca-Cola and Exxon are attractive relative to the Index. Our stock selection tends to be driven by research, and we strongly prefer to own businesses where we believe -- not always correctly -- that we have an edge in information. Simply put, we try to know more about our portfolio companies than other investors do. That helps us make good decisions. We don't own many mega-cap businesses in large part because we don't think we could have an advantage in research. Johnson & Johnson has 22 businesses that generate more than $1 billion a year in revenue. It would be nearly impossible for us to know more than "Mr. Market" does about JNJ, and so we tend to avoid the stock (we avoid technology stocks for similar set of reasons). This is not a commentary on JNJ so much as on our investment process. Even when blue chips are tempting, we know that our discipline has helped us avoid mistakes over the years. We might in the future own specific blue chip stocks, just as we own Berkshire or Wal-Mart, but we probably won't ever buy a basket of stocks because they appear cheap.

     Looking ahead, we believe we have positioned Sequoia to perform well in an uncertain world. If the U.S. economy turns robust, our reduced exposure to cyclical stocks, avoidance of leveraged financial companies and large cash balance could all hurt performance. But most of the positions in the portfolio today generate high returns on capital even in weak economic environments. They generate free cash flows sufficient to self-fund growth and then return excess cash to owners in the form of dividends or repurchase. Most of our companies are gaining market share in their industries. We continue to believe that we are with few exceptions invested alongside high quality management teams.

     While our 2009 results were disappointing, we know that a concentrated portfolio of stocks will not track the results of the S&P Index closely from year to year. Over time, a well selected portfolio should outperform the Index. We believe the current portfolio will generate satisfactory future returns for Sequoia shareholders.

                                   Sincerely,


  /s/ Richard T. Cunniff      /s/ Robert D. Goldfarb       /s/ David M. Poppe
-------------------------   -------------------------   ------------------------
    Richard T. Cunniff          Robert D. Goldfarb           David M. Poppe
      Vice Chairman                 President           Executive Vice President

February 12, 2010

 THE RUANE, CUNNIFF & GOLDFARB INC./SEQUOIA FUND, INC. ANNUAL INVESTOR DAY WILL BE HELD AT 10A.M., NEW YORK CITY TIME, ON FRIDAY, MAY 14, 2010 AT THE ST. REGIS
             HOTEL, TWO EAST 55TH STREET, NEW YORK, NEW YORK 10022.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

     The total return for the Sequoia Fund was 15.4% in 2009. This compares with the 26.5% return of the S&P 500. Our investment philosophy is to make concentrated commitments of capital in a limited number of companies that have superior long-term economic prospects and that sell at what we believe are attractive prices. Because Sequoia is deliberately not representative of the overall market, in any given year the performance of the Fund may vary significantly from that of the broad market indices.

     The table below shows the 12-month stock total return for the Fund's major positions at the end of 2009.

                     % OF ASSETS    TOTAL   % OF ASSETS
POSITION              12/31/09     RETURN     12/31/08
--------             -----------   ------   -----------
Berkshire Hathaway      20.2%        2.7%      22.8%
Idexx Laboratories       6.8%       48.1%       5.3%
TJX                      6.3%       80.5%       4.1%
Fastenal                 5.1%       21.9%       5.7%
Mohawk                   4.4%       10.8%       5.7%
Martin Marietta          4.0%       -6.1%       6.9%

     The lower relative performance in 2009 vs. the Index was driven largely by two factors: 1) the Fund's large cash position throughout the year, which averaged 16.5% of the portfolio during the period and produced a negligible return; and 2) the Fund's large investment in Berkshire Hathaway, which averaged 21.6% of the portfolio during the period and generated a modest 2.7% return.

     The last twelve months have been eventful for Berkshire Hathaway. After seeing the value of its equity portfolio and book value severely pressured in the first quarter, it likely finished the year with $85,000 per share of book value and $94,000 of securities per share, both records. It purchased a 10% share of BYD, the fastest growing and fourth largest auto manufacturer in China, quadrupling the value of its investment in a matter of months. It announced the largest acquisition in corporate history -- a $26 billion buyout of the 77% of Burlington Northern that it didn't already own -- adding another wholly owned large business with a deep and durable competitive moat to its portfolio. During the tight credit conditions of the first quarter, Berkshire privately negotiated $4 billion of high-yielding loans with strong corporate borrowers such as Tiffany, Harley Davidson, Sealed Air, Swiss Re, and Vulcan Materials. Berkshire replaced the CEO of its troubled fractional jet subsidiary and aims to return that unit to profitability as soon as this year. And in one of the worst years for the US and global economy, it managed to post look through earnings of about $10 billion, as solid results from its large stable of recession resistant businesses kept overall earnings healthy. In 2010 and 2011, we expect continued steady results from those businesses while the more cyclical businesses, whose earnings were compressed in 2009, should see a profit rebound, driving double-digit annual earnings growth for Berkshire over the next two years.

     Pet spending by consumers was affected by the global recession in 2009, impacting Idexx's customer base of veterinarians. While veterinary clinic revenues grew in the mid-to-high single digits for most of the last decade, they declined about 2% last year. Despite this weakness in its core companion animal health market, Idexx still grew its overall revenues 5% in 2009 (after adjusting for currency changes and the divestment of its pharmaceutical business in 2008). This was driven by relatively strong results in the company's companion animal instruments business, helped by the launch of the company's new Catalyst Dx in-clinic blood chemistry analyzer, and reference laboratory services business. Earnings at Idexx grew 6% in 2009.

     A year ago we worried that the weak economy would pressure earnings at TJX in 2009. We couldn't have been more wrong. After a modest start to the year, TJX quickly gained momentum. It received increasingly good deals on branded merchandise from vendors, enabling it to offer exceptional values to shoppers. Growth in customer traffic accelerated as the year progressed, and it appears TJX will report an earnings increase of nearly 50% for 2009, including a gain of more than 90% for the fourth quarter. The stock returned 80% this year, but remains attractively priced at roughly 13 times the estimate of 2010 earnings. TJX has an extremely strong balance sheet and ample free cash flows, which should allow it to grow its store base by about 5% in 2010 while also buying back $1 billion in stock.

     In late 2008 and much of 2009, falling industrial production resulted in a sharp contraction in demand for Fastenal's products, which caused the company's earnings to decline for the first time since 2001. Fastenal management responded with admirable alacrity by slowing new store growth, reducing headcount, and reining in other costs. Despite its cyclical exposure, Fastenal remains a secular growth company, and management is already responding to the easing of pressures in the industrial economy. In December 2009, Fastenal opened 15 new stores, more than the combined total for the previous six months.

     Management at Mohawk Industries continued to manage well through the very difficult conditions in its end markets. During 2009, the company further reduced its work force, managed its expenses tightly, and cut its working capital. While the company reported losses during the year, in large part due to charges from restructuring actions and asset write downs, the free cash it produced rose smartly. Management used the cash to invest judiciously in the business and pay down debt. As a result, Mohawk entered 2010 with a sturdier capital structure, promising new products, and more efficient manufacturing operations. While the commercial construction and remodeling business continues to be weak, the residential housing market, Mohawk's largest source of demand, appears to have bottomed out.

     Demand for crushed stone and sand in the United States continued to decline in 2009, which reduced Martin Marietta's shipment volume by 22.6% and significantly impacted the company's earnings. Martin Marietta owns well located quarries that generally face limited competition, and as a result the company managed to raise prices by an average of 2%, even while facing the most severe contraction in demand for aggregate this country has seen since the Great Depression. However, production levels in the industry are now far below capacity, and we expect that both pricing and earnings will remain under pressure until construction activity normalizes. We reduced the size of this position during the year but continue to believe Martin Marietta owns an irreplaceable collection of quarries that should generate earnings for many decades.

     Porsche's core business sold 75,000 cars and earned a 10% operating margin in 2010, making it once again the world's most profitable car maker. But Porsche's relatively good results were a sideshow compared to the drama involving Volkswagen. Porsche intended to take over Volkswagen and accumulated options that would give it 75% control of a company ten times its size. Porsche borrowed heavily to buy the options and, after the car market crashed, it lacked the wherewithal to pay off its debt. Unable to find a partner to assist it with financing the takeover, it chose to surrender to Volkswagen rather than unwind its ownership stake. It sold half of its car making business to Volkswagen and agreed to sell the rest, as well as some other assets, in 2011. If the merger goes through as planned, Porsche shareholders should end up with about 30% ownership of Volkswagen. We certainly never invested in Porsche in the hopes that our stock in one of the world's great brands would one day convert to an interest in a volume car company. But Volkswagen was the world's most profitable volume car maker in 2009 and in a recovery its earnings should grow rapidly. The current price of Porsche seems to discount any hope of a recovery at Volkswagen.

     Precision Castparts is a global maker of complex metal components (including castings, forgings and fasteners) that are used in aerospace, power generation and other industrial applications. Aerospace is the company's largest end market and, in 2009, in anticipation of a decline in aircraft builds, aerospace suppliers reduced orders to those further down the supply chain. Since Precision's sales foreshadow aircraft builds by 6-12 months, the company experienced a steep decline in revenues. But its results defied gravity thanks to cost cutting and efficiency gains that pushed the recent operating margin to an all-time high of close to 26%. Consensus earnings expectations are for earnings to fall only 10% in the current fiscal year (ending March 31, 2010). Inventory destocking has run its course and normalized order patterns should combine with incremental orders from Boeing's new 787 to bring improved earnings in fiscal 2011. Precision's other markets also showed weakness although sales of seamless extruded pipes to Chinese makers of power plants held up because of a strong backlog. Precision made two major acquisitions in recent months that strengthen its competitive position. It bought Carlton Forge, a leader in ring rolled forging for the aerospace industry, and a 49% interest in Chengdu, a Chinese maker of boiler pipe.

     Rolls-Royce performed well in a tough civil aviation market in 2009, growing its order book, revenue and earnings. Rolls' civil aerospace business posted stable results with higher engine deliveries offsetting lower aftermarket revenues. The company's non-civil aerospace businesses continued to perform strongly, with exceptional revenue and profit growth in the company's energy businesses and strong growth in its defense aerospace and marine businesses.

     We made a number of new investments in 2009, including Advance Auto Parts, Becton Dickinson, Canadian Natural Resources, Mettler Toledo, Omnicom, Praxair, Precision Castparts, Verisk Analytics and W.R. Berkley. With the exception of Advance Auto Parts and Precision Castparts, each of these was a relatively small investment (about 1% or less). Advance Auto Parts is a distributor of automotive aftermarket products to the consumer and commercial markets. The company operates over 3,300 stores in the U.S. and should benefit from the growing desire of many Americans to drive their cars longer than in the past.

 Comparison of a change in value of a $10,000 Investment in Sequoia Fund and the
                                 S&P 500 Index*

                                     [CHART]

* THE S&P 500 INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX OF THE COMMON STOCKS OF 500 MAJOR US CORPORATIONS.

                          SECTOR BREAKDOWN (UNAUDITED)

                                     PERCENT OF
AS OF DECEMBER 31, 2009              NET ASSETS
-----------------------              ----------
Diversified Companies                   20.23
U.S. Government Obligations             15.17
Retailing                               13.16
Aerospace/Defense                        7.02
Veterinary Diagnostics                   6.78
Industrial & Construction Supplies       5.05
Building Materials                       4.80
Auto Parts                               4.44
Flooring Products                        4.41
Automotive Manufacturing                 3.78
Information Processing                   2.66
Freight Transportation                   1.89
Advertising                              1.27
Miscellaneous Securities                 1.24
Construction Equipment                   1.19
Healthcare                               1.15
Printing                                 1.06
Truck Manufacturing                      1.06
Industrial Gases                         1.01
Other                                    2.63
                                       ------
                                       100.00
                                       ======

                          FEES AND EXPENSES OF THE FUND
                                   (UNAUDITED)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                         ANNUAL FUND OPERATING EXPENSES

Management Fees                        1.00%
Other Expenses                         0.05%
                                       ----
Total Annual Fund Operating Expenses   1.05%
Expense Reimbursement*                 0.04%
                                       ----
Net Expenses                           1.01%
                                       ====

* REFLECTS RUANE, CUNNIFF & GOLDFARB INC.'S ("RUANE, CUNNIFF & GOLDFARB") CONTRACTUAL REIMBURSEMENT OF A PORTION OF THE FUND'S OPERATING EXPENSES. THIS REIMBURSEMENT IS A PROVISION OF RUANE, CUNNIFF & GOLDFARB'S INVESTMENT ADVISORY AGREEMENT WITH THE FUND AND THE REIMBURSEMENT WILL BE IN EFFECT ONLY SO LONG AS THAT INVESTMENT ADVISORY AGREEMENT IS IN EFFECT.

                                   ----------

SHAREHOLDER EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

ACTUAL EXPENSES

     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds.

                                                                      EXPENSES
                                                                     PAID DURING
                                                        ENDING         PERIOD*
                                        BEGINNING       ACCOUNT     JULY 1, 2009
                                         ACCOUNT         VALUE           TO
                                          VALUE      DECEMBER 31,   DECEMBER 31,
                                      JULY 1, 2009       2009           2009
                                      ------------   ------------   ------------
Actual                                   $1,000        $1,129.30        $5.42
Hypothetical (5% return per year
   before expenses)                      $1,000        $1,020.11        $5.14

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.01%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

                               SEQUOIA FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009

COMMON STOCKS (84.74%)

                                                                       VALUE
   SHARES                                                            (NOTE 1)
------------                                                      --------------
               ADVERTISING (1.27%)
     933,743   Omnicom Group Inc.                                 $   36,556,038
                                                                  --------------
               AEROSPACE/DEFENSE (7.02%)
     947,406   Precision Castparts Corp.                             104,546,252
  12,376,114   Rolls-Royce Group plc (United Kingdom)                 96,694,579
                                                                  --------------
                                                                     201,240,831
                                                                  --------------
               AUTO PARTS (4.44%)
   1,549,400   Advance Auto Parts, Inc.                               62,719,712
   1,694,139   O'Reilly Automotive Inc. *                             64,580,579
                                                                  --------------
                                                                     127,300,291
                                                                  --------------
               AUTOMOTIVE MANUFACTURING (3.78%)
   1,729,657   Porsche Automobil Holding SE (Germany) (a)            108,292,095
                                                                  --------------
               BUILDING MATERIALS (4.80%)
   1,293,000   Martin Marietta Materials Inc.                        115,607,130
     418,626   Vulcan Materials Company                               22,049,031
                                                                  --------------
                                                                     137,656,161
                                                                  --------------
               CONSTRUCTION EQUIPMENT (1.19%)
   1,520,736   Ritchie Bros. Auctioneers Incorporated                 34,110,108
                                                                  --------------
               CRUDE OIL & GAS PRODUCTION (0.23%)
      89,754   Canadian Natural Resources Limited                      6,457,800
                                                                  --------------
               DIVERSIFIED COMPANIES (20.23%)
       5,776   Berkshire Hathaway Inc. Class A *                     572,979,200
       2,220   Berkshire Hathaway Inc. Class B *                       7,294,920
                                                                  --------------
                                                                     580,274,120
                                                                  --------------
               DIVERSIFIED MANUFACTURING (1.00%)
     382,832   Danaher Corporation                                    28,788,966
                                                                  --------------
               FLOORING PRODUCTS (4.41%)
   2,657,723   Mohawk Industries Inc. *                              126,507,615
                                                                  --------------
               FREIGHT TRANSPORTATION (1.89%)
   1,560,933   Expeditors International Inc.                          54,211,203
                                                                  --------------
               HEALTHCARE (1.15%)
     418,000   Becton, Dickinson and Company                          32,963,480
                                                                  --------------

                                                                       VALUE
   SHARES                                                            (NOTE 1)
------------                                                      --------------
               INDUSTRIAL & CONSTRUCTION SUPPLIES (5.05%)
   3,475,384   Fastenal Company                                   $  144,714,990
                                                                  --------------
               INDUSTRIAL GASES (1.01%)
     359,017   Praxair, Inc.                                          28,832,655
                                                                  --------------
               INFORMATION PROCESSING (2.66%)
     298,457   MasterCard Inc.                                        76,399,023
                                                                  --------------
               INSURANCE BROKERS (0.70%)
   1,124,830   Brown & Brown Inc.                                     20,213,195
                                                                  --------------
               LABORATORY SUPPLIES (0.07%)
      19,247   Mettler-Toledo International Inc. *                     2,020,743
                                                                  --------------
               PRINTING (1.06%)
   1,912,072   De La Rue plc (United Kingdom)                         30,526,229
                                                                  --------------
               PROPERTY AND CASUALTY INSURANCE (0.54%)
     605,000   W. R. Berkley Corporation                              14,907,200
      21,000   Verisk Analytics, Inc. *                                  635,880
                                                                  --------------
                                                                      15,543,080
                                                                  --------------
               RETAILING (13.16%)
      39,666   Costco Wholesale Corporation                            2,347,037
   1,368,875   Target Corporation                                     66,212,484
   4,934,190   TJX Companies, Inc.                                   180,344,645
   2,112,783   Walgreen Company                                       77,581,392
     949,032   Wal-Mart Stores, Inc.                                  50,725,760
                                                                  --------------
                                                                     377,211,318
                                                                  --------------
               TRUCK MANUFACTURING (1.06%)
     838,277   PACCAR Inc.                                            30,404,307
                                                                  --------------
               VETERINARY DIAGNOSTICS (6.78%)
   3,636,178   Idexx Laboratories Inc. + *                           194,317,352
                                                                  --------------
               Miscellaneous Securities (1.24%) (b)                   35,586,689
                                                                  --------------
               TOTAL COMMON STOCKS (Cost $1,517,261,928)          $2,430,128,289
                                                                  --------------

  PRINCIPAL                                                            VALUE
   AMOUNT                                                            (NOTE 1)
------------                                                      --------------
               U.S. GOVERNMENT OBLIGATIONS (15.17%)
$435,000,000   U.S. Treasury Bills, 0.005% due 2/18/2010 through
                  2/25/2010                                       $  434,996,789
                                                                  --------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS
               (Cost $434,996,789)                                   434,996,789
                                                                  --------------
               TOTAL INVESTMENTS (99.91%)
               (Cost $1,952,258,717)++                             2,865,125,078
               OTHER ASSETS LESS LIABILITIES (0.09%)                   2,646,885
                                                                  --------------
               NET ASSETS (100.00%)                               $2,867,771,963
                                                                  ==============

----------
+    Refer to Note 7.

++   The cost for federal income tax purposes is identical.

*    Non-income producing.

(a) The Fund is invested in preference shares of Porsche Automobil Holding SE which possess the same economic interest as Porsche common stock but have no voting rights.

(b) "Miscellaneous Securities" include holdings in their initial period of acquisition that have not previously been publicly disclosed.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     Level 1 - quoted prices in active markets for identical securities

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2009:

                                                U.S. GOVERNMENT
VALUATION INPUTS                COMMON STOCKS     OBLIGATIONS          TOTAL
----------------               --------------   ---------------   --------------
Level 1 - Quoted Prices        $2,430,128,289               --    $2,430,128,289
Level 2 - Other Significant
   Observable Inputs *                     --     $434,996,789       434,996,789
                               --------------     ------------    --------------
Total                          $2,430,128,289     $434,996,789    $2,865,125,078
                               ==============     ============    ==============

* REPRESENTS U.S. TREASURY BILLS WITH REMAINING MATURITIES OF 60 DAYS OR LESS WHICH ARE VALUED AT THEIR AMORTIZED COST.

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2009

ASSETS
   Investments in securities, at value (Note 1)
      Unaffiliated companies (cost $1,861,102,327)               $2,670,807,726
      Affiliated companies (cost $91,156,390) (Note 7)              194,317,352
                                                                 --------------
   Total investments in securities (cost $1,952,258,717)          2,865,125,078
   Cash on deposit with custodian                                     1,259,453
   Receivable for capital stock sold                                  1,524,833
   Dividends receivable                                               2,341,204
   Receivable for investment securities sold                          1,543,404
   Other assets                                                          35,555
                                                                 --------------
      Total assets                                                2,871,829,527
                                                                 --------------
LIABILITIES
   Payable for capital stock repurchased                                814,349
   Payable for investment securities purchased                          650,911
   Accrued investment advisory fee                                    2,426,268
   Accrued other expenses                                               166,036
                                                                 --------------
      Total liabilities                                               4,057,564
                                                                 --------------
Net assets applicable to 26,095,503 shares of capital stock
   outstanding (Note 4)                                          $2,867,771,963
                                                                 ==============
Net asset value, offering price and redemption price per share   $       109.90
                                                                 ==============

NET ASSETS CONSIST OF
   Capital (par value and paid in surplus) $.10 par value
      capital stock, 100,000,000 shares authorized               $2,022,784,060
   Accumulated net realized losses on investments (Note 5)          (67,878,458)
   Unrealized appreciation                                          912,866,361
                                                                 --------------
      Total Net Assets                                           $2,867,771,963
                                                                 ==============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME
   Income
      Dividends, net of $996,884 foreign tax withheld               $ 25,685,066
      Interest                                                           585,466
                                                                    ------------
            Total income                                              26,270,532
                                                                    ------------
   Expenses
      Investment advisory fee (Note 2)                                25,947,249
      Legal and auditing fees                                            204,083
      Stockholder servicing agent fees                                   520,999
      Custodian fees                                                      80,000
      Directors fees and expenses (Note 6)                               255,399
      Other                                                              181,270
                                                                    ------------
            Total expenses                                            27,189,000
   Less expenses reimbursed by Investment Adviser (Note 2)             1,091,000
                                                                    ------------
            Net expenses                                              26,098,000
                                                                    ------------
            Net investment income                                        172,532
                                                                    ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
   Realized gain on
      Investments
         Unaffiliated companies                                        7,155,159
         Affiliated companies (Note 7)                                   296,217
      Foreign currency transactions                                      202,173
                                                                    ------------
            Net realized gain on investments and foreign
               currencies                                              7,653,549
                                                                    ------------
   Net increase in unrealized appreciation on
      Investments
         Unaffiliated companies                                      307,991,811
         Affiliated companies (Note 7)                                62,977,969
                                                                    ------------
            Net increase in unrealized appreciation on investments   370,969,780
                                                                    ------------
            Net realized and unrealized gain on investments and
               foreign currencies                                    378,623,329
                                                                    ------------
Net increase in net assets from operations                          $378,795,861
                                                                    ============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                    YEAR ENDED DECEMBER 31,
                                               --------------------------------
                                                    2009              2008
                                               --------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
   From operations
      Net investment income                    $      172,532   $    10,236,582
      Net realized gain on investments and
         foreign currencies                         7,653,549       239,644,000
      Net increase (decrease) in unrealized
         appreciation on investments              370,969,780    (1,186,236,559)
                                               --------------   ---------------
         Net increase (decrease) in net
            assets from operations                378,795,861      (936,355,977)
   Distributions to shareholders from
      Net investment income                          (582,316)      (10,628,918)
      Net realized gains                               (5,604)     (168,718,205)
   Capital share transactions (Note 4)              3,371,424        88,409,150
                                               --------------   ---------------
         Total increase (decrease)                381,579,365    (1,027,293,950)
NET ASSETS
   Beginning of period                          2,486,192,598     3,513,486,548
                                               --------------   ---------------
   End of period (including undistributed net
      investment income of $0 and $180,925,
      respectively)                            $2,867,771,963   $ 2,486,192,598
                                               ==============   ===============

   The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

     Sequoia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined under the supervision of the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued in accordance with the NASDAQ Official Closing Price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

     Securities traded on a foreign exchange are valued at the last reported sales price on the principal exchange on which the security is primarily traded. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the New York Stock Exchange on that day.

     U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

     When reliable market quotations are insufficient or not readily available at time of valuation or when the Investment Adviser determines that the prices or values available do not represent the fair value of a security, such security is valued as determined in good faith by the Investment Adviser, in conformity with guidelines adopted by and subject to review by the Board of Directors.

     FOREIGN CURRENCIES: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of foreign portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Premiums and discounts on fixed income securities are amortized over the life of the respective security. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date.

F. INDEMNIFICATION: The Fund's officers, directors and agents are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss thereunder to be remote.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS

     The Fund retains Ruane, Cunniff & Goldfarb Inc. as its investment adviser. Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser") provides the Fund with investment advice, administrative services and facilities.

     Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the investment advisory fee) in any year exceed the sum of 1 1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2009 and the Investment Adviser reimbursed the Fund $1,091,000. Such reimbursement is not subject to recoupment by the Investment Adviser.

     For the year ended December 31, 2009, there were no amounts accrued or paid to interested persons, including officers and directors, other than advisory fees of $25,947,249 to Ruane, Cunniff & Goldfarb Inc. and brokerage commissions of $391,202 to Ruane, Cunniff & Goldfarb LLC, the Fund's distributor. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Goldfarb LLC received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2009.

NOTE 3--PORTFOLIO TRANSACTIONS

     The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2009 were $318,789,920 and $310,351,737, respectively. Included in proceeds of sales is $78,607,277 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $56,678,988.

     At December 31, 2009 the aggregate gross tax basis unrealized appreciation and depreciation of securities were $1,064,223,733 and $151,357,372, respectively.

NOTE 4--CAPITAL STOCK

     At December 31, 2009 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 2009 and 2008 were as follows:

                                                             2009                       2008
                                                   ------------------------   ------------------------
                                                     SHARES       AMOUNT        SHARES       AMOUNT
                                                   ---------   ------------   ---------   ------------
Shares sold                                        3,033,183   $296,063,317   2,890,902   $341,191,851
Shares issued to stockholders on reinvestment of
   Net investment income                               4,351        463,286      81,004      7,832,313
   Net realized gains on investments                      35          3,490   1,157,417    128,898,150
                                                   ---------   ------------   ---------   ------------
                                                   3,037,569    296,530,093   4,129,323    477,922,314
Shares repurchased                                 3,039,271    293,158,669   3,287,506    389,513,164
                                                   ---------   ------------   ---------   ------------
Net increase (decrease)                               (1,702)  $  3,371,424     841,817   $ 88,409,150
                                                   =========   ============   =========   ============

NOTE 5--FEDERAL INCOME TAXES

     Distributions to shareholders are determined in accordance with federal tax regulations and may differ from those determined for financial statement purposes. To the extent these differences are permanent such amounts are reclassified within the capital accounts based on federal tax regulations. During the year ended December 31, 2009 permanent differences primarily due to realized gains on redemptions in kind not recognized for tax purposes and different book and tax treatment of net realized gains on foreign currency transactions resulted in a net decrease in undistributed net realized gains of $56,904,161 with a corresponding increase in paid in surplus of $56,675,302, and an increase to undistributed net investment income of $228,859. These reclassifications had no effect on net assets.

     The tax character of distributions paid during 2009 and 2008 was as follows:

                            2009         2008
                          --------   ------------
Distributions paid from
Ordinary income           $583,480   $ 10,628,918
Long-term capital gains      4,440    168,718,205
                          --------   ------------
   Total distributions    $587,920   $179,347,123
                          ========   ============

     As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $         --
Capital loss carryovers          (61,261,516)
Deferred post-October losses      (6,616,942)
Unrealized appreciation          912,866,361
                                ------------
                                $844,987,903
                                ============

     The difference between book basis and tax basis distributions is a result of different book and tax treatments of short-term capital gain distributions. As of December 31, 2009, the Fund had $61,261,516 of capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and expire December 31, 2017. The Fund had net realized losses of $6,616,942 during the period November 1, 2009 through December 31, 2009, which are treated for federal income tax purposes as arising during the Fund's tax year ending December 31, 2010. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the positions are "more likely than not" to be sustained assuming examination by tax authorities. Management has reviewed the Fund's tax positions taken on federal income tax returns for all open years (tax years ended December 31, 2006 through December 31, 2009) and has concluded that no provision for unrecognized benefits or expenses is required in these financial statements.

NOTE 6--DIRECTORS FEES AND EXPENSES

     Directors who are not deemed "interested persons" receive fees of $10,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors' meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2009 was $255,399.

NOTE 7--AFFILIATED COMPANIES

     Portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2009 aggregated $194,317,352 and $91,156,390, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2009 is provided below:

                           PURCHASES           SALES
                         -------------   -----------------   REALIZED   DIVIDEND
AFFILIATE                SHARES   COST   SHARES     COST       GAIN      INCOME
---------                ------   ----   ------   --------   --------   --------
Idexx Laboratories Inc.    --      --     9,956   $213,132   $296,217      --

NOTE 8--SUBSEQUENT EVENTS

     Accounting principles generally accepted in the United States of America require the Fund to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on February 17, 2010 and has noted no such events.

NOTE 9--NEW ACCOUNTING PRONOUNCEMENT

     In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities will be required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 10--FINANCIAL HIGHLIGHTS

                                                           YEAR ENDED DECEMBER 31,
                                           -------------------------------------------------------
                                             2009          2008       2007       2006       2005
                                           --------      --------   --------   --------   --------
Per Share Operating Performance (for a
   share outstanding throughout the
   period)
Net asset value, beginning of period       $  95.27      $ 139.12   $ 152.75   $ 155.45   $ 154.27
                                           --------      --------   --------   --------   --------
Income from investment operations
   Net investment income (loss)                0.00(a)       0.40       0.46      (0.70)     (0.75)
   Net realized and unrealized gains
      (losses) on investments                 14.65        (37.11)     13.48      13.60      12.57
                                           --------      --------   --------   --------   --------
      Total from investment operations        14.65        (36.71)     13.94      12.90      11.82
                                           --------      --------   --------   --------   --------
Less distributions
   Dividends from net investment income       (0.02)        (0.42)     (0.45)     (0.00)     (0.00)
   Distributions from net realized gains      (0.00)(a)     (6.72)    (27.12)    (15.60)    (10.64)
                                           --------      --------   --------   --------   --------
      Total distributions                     (0.02)        (7.14)    (27.57)    (15.60)    (10.64)
                                           --------      --------   --------   --------   --------
Net asset value, end of period             $ 109.90      $  95.27   $ 139.12   $ 152.75   $ 155.45
                                           ========      ========   ========   ========   ========
Total Return                                  15.38%       -27.03%      8.40%      8.34%      7.78%
Ratios/Supplementary data
Net assets, end of period (in millions)    $2,867.8      $2,486.2   $3,513.5   $3,599.8   $3,573.3
Ratio of expenses to average net assets
   Before expense reimbursement                1.05%         1.04%      1.03%      1.03%      1.03%
   After expense reimbursement                 1.01%         1.00%      1.00%      1.00%      1.00%
Ratio of net investment income (loss) to
   average net assets                          0.01%         0.33%      0.29%     -0.46%     -0.47%
Portfolio turnover rate                          15%           12%        13%        14%         8%

----------
(a)  Represents less than $0.01 per share.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Sequoia Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of Sequoia Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two year period ended December 31, 2006 were audited by other auditors whose report dated February 21, 2007 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sequoia Fund, Inc. as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and its financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 17, 2010

                          APPROVAL OF ADVISORY CONTRACT
                                   (UNAUDITED)

     At a meeting held on December 7, 2009, the Board of Directors of Sequoia Fund, Inc. (the "Fund"), including a majority of the independent directors, evaluated and approved the renewal of the advisory contract between the Fund and Ruane, Cunniff & Goldfarb Inc. (the "Investment Adviser"). In approving the renewal of the advisory contract, the directors considered all information they deemed reasonably necessary to evaluate the terms of the contract.

     NATURE AND QUALITY OF SERVICES. The directors reviewed the nature, extent and quality of the services provided by the Investment Adviser to the Fund. They considered the personnel responsible for the day-to-day management of the Fund, the Investment Adviser's existing and planned staffing levels and the Investment Adviser's research capability and overall reputation. The directors considered the Investment Adviser's representation that it had no current plans to change the manner in which it managed the Fund. They considered information concerning the Investment Adviser's compliance policies and procedures, which are designed, among other things, to ensure the Fund's compliance with its investment objective, policies and restrictions and those regulatory requirements applicable to the Fund and to address the Investment Adviser's conflicts of interest in providing services to the Fund and its other advisory clients. Based on these factors, the directors concluded that they were satisfied with the nature, extent and quality of services provided to the Fund by the Investment Adviser under the advisory contract.

     INVESTMENT PERFORMANCE. The directors reviewed the Fund's performance under the Investment Adviser's management. They considered the Fund's performance and the performance of the S&P 500 Index for the first 10 months of 2009. They noted that for the first 10 months of 2009, the Fund generated a return of 12.0% versus a return for the S&P 500 Index of 17.1%. They discussed the current market conditions and the Fund's performance in respect of those conditions. They also considered the Fund's performance compared to the performance of peer-group funds for the year-to-date, 5-year and 10-year periods ended October 31, 2009.

     The directors reviewed specific securities that contributed positively and negatively to the Fund's performance. The directors considered the Fund's performance in light of information provided by the Investment Adviser concerning the performance of the Investment Adviser's other advisory accounts. They also considered the Fund's performance in light of the Fund's compliance with its investment policies and legal and regulatory requirements. The directors concluded that the Fund's overall performance was satisfactory.

     FEES. Next, the directors examined the fees paid to the Investment Adviser under the advisory contract and the Fund's overall expense ratio. They considered the advisory fee compared to the fees charged by two sets of peer-group funds. They noted that the Fund's expense ratio of 1.00% compared favorably with the average expense ratio of both sets of peer-group funds (1.24% for one set and 1.06% for the other set). They considered the Investment Adviser's obligation under the contract to reimburse the Fund for the excess, if any, in any year of the Fund's operating expenses over 1-1/2 % of the Fund's average daily net asset values up to a maximum of $30 million, plus 1% of the Fund's average daily net asset values in excess of $30 million. The directors did not compare the fees charged to the Fund by the Investment Adviser with the fees charged by the Investment Adviser to its other advisory accounts because the services provided by the Investment Adviser to its other advisory accounts are materially different from the services provided by the Investment Adviser to the Fund. Based on these factors, the directors determined that the fees charged to the Fund by the Investment Adviser under the advisory contract were reasonable in light of the services provided by the Investment Adviser and the fees charged by other advisers to similar funds offering similar services.

     PROFITABILITY AND OTHER BENEFITS TO THE INVESTMENT ADVISER. The directors considered the income and expenses of the Fund and the profitability of the Fund to the Investment Adviser. They reviewed a written analysis of the profitability of the Fund to the Investment Adviser for the ten months ended October 31, 2009. They also considered other benefits to the Investment Adviser and its affiliates as a result of their relationship with the Fund, including a written analysis of the amounts and rates of brokerage commissions paid by the Fund to Ruane, Cunniff & Goldfarb LLC, a broker-dealer affiliate of the Investment Adviser, during those months. Based on these factors, the directors concluded that the Investment Adviser's profitability was not such as to prevent them from approving the renewal of the contract.

     ECONOMIES OF SCALE. The directors considered information concerning economies of scale and whether the existing fees might require adjustment in light of any economies of scale. The directors determined that no modification of the existing fee level was necessary in light of the fact that, among other things, the Fund's total annual expense ratio was less than the average expense ratio of the mutual funds included in two different sets of peer-group funds.

     In light of the Fund's performance, the Investment Adviser's provision of advisory and other services, and the reasonableness of the Fund's overall expenses compared to the expenses of the peer-group funds, the directors concluded that retention of the Investment Adviser was in the best interest of the Fund and its stockholders. Based upon such conclusions, the directors, including a majority of the independent directors, approved the renewal of the advisory contract.

INFORMATION ABOUT SEQUOIA FUND OFFICERS AND DIRECTORS:
(UNAUDITED)

     The SAI includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free 1-800-686-6884 to request the SAI.

                                                                                                                OTHER
                                                  TERM OF OFFICE AND                                        DIRECTORSHIPS
                               POSITION HELD        LENGTH OF TIME            PRINCIPAL OCCUPATION             HELD BY
NAME, AGE, AND ADDRESS           WITH FUND              SERVED                 DURING PAST 5 YEARS             DIRECTOR
----------------------     --------------------   ------------------   ----------------------------------   -------------
Richard T. Cunniff, 86     Vice Chairman &        Term -- 1 Year &     Vice Chairman & Director of Ruane,   None
767 Fifth Avenue           Director               Length of Time       Cunniff & Goldfarb Inc.
New York, NY 10153                                served -- 39 Years

Robert D. Goldfarb, 65     President & Director   Term -- 1 Year &     Chairman & Director of Ruane,        None
767 Fifth Avenue                                  Length of Time       Cunniff & Goldfarb Inc.
New York, NY 10153                                served -- 31 Years

David M. Poppe, 44         Executive Vice         Term -- 1 Year &     President & Director of Ruane,       None
767 Fifth Avenue           President & Director   Length of Time       Cunniff & Goldfarb Inc.
New York, NY 10153                                served -- 6 Years

Joseph Quinones, Jr., 64   Vice President,        Term -- 1 Year &     Vice President, Secretary,           None
767 Fifth Avenue           Secretary,             Length of Time       Treasurer & Chief Compliance
New York, NY 10153         Treasurer & Chief      served -- 14 Years   Officer of Ruane, Cunniff &
                           Compliance Officer                          Goldfarb Inc.

Michael Valenti, 40        Assistant Secretary    Term -- 1 Year &     Administrator of Ruane, Cunniff &    None
767 Fifth Avenue                                  Length of Time       Goldfarb Inc.
New York, NY 10153                                served -- 3 Years

C. William Neuhauser, 83   Director               Term -- 1 Year &     Retired                              None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 35 Years

Robert L. Swiggett, 87     Director               Term -- 1 Year &     Retired                              None
767 Fifth Avenue                                  Length of Time
New York, NY 10153                                served -- 39 Years

Sharon Osberg, 60          Director               Term -- 1 Year &     Consultant Internet Mobile           None
767 Fifth Avenue                                  Length of Time       Technology
New York, NY 10153                                served -- 6 Years

Roger Lowenstein, 55       Director               Term -- 1 Year &     Writer major Financial and News      None
767 Fifth Avenue                                  Length of Time       Publications
New York, NY 10153                                served -- 11 Years

Vinod Ahooja, 58           Director --            Term -- 1 Year &     Retired                              None
767 Fifth Avenue           Chairman of the        Length of Time
New York, NY 1015          Board                  served -- 9 Years

                          OTHER INFORMATION (UNAUDITED)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. For information regarding the operation of the SEC's Public Reference Room, call 1-800-SEC-0330. For a complete list of the Fund's portfolio holdings, view the most recent quarterly, semiannual or annual report on Sequoia Fund's web site at http://www.sequoiafund.com/fund-reports.htm.

     You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Visit Sequoia Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information. This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov or by calling DST Systems, Inc. at (800) 686-6884.

SEQUOIA FUND, INC.
767 FIFTH AVENUE, SUITE 4701
NEW YORK, NEW YORK 10153-4798
(800) 686-6884
WEBSITE: www.sequoiafund.com

DIRECTORS
   Richard T. Cunniff
   Robert D. Goldfarb
   David M. Poppe
   Vinod Ahooja, Chairman of the Board
   Roger Lowenstein
   C. William Neuhauser
   Sharon Osberg
   Robert L. Swiggett

OFFICERS
   Richard T. Cunniff   -- VICE CHAIRMAN
   Robert D. Goldfarb   -- PRESIDENT
   David M. Poppe       -- EXECUTIVE VICE PRESIDENT
   Joseph Quinones, Jr. -- VICE PRESIDENT, SECRETARY, TREASURER & CHIEF
                           COMPLIANCE OFFICER
   Michael Valenti      -- ASSISTANT SECRETARY

INVESTMENT ADVISER
   Ruane, Cunniff & Goldfarb Inc.
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

DISTRIBUTOR
   Ruane, Cunniff & Goldfarb LLC
   767 Fifth Avenue, Suite 4701
   New York, New York 10153-4798

CUSTODIAN
   The Bank of New York
   MF Custody Administration Department
   One Wall Street, 25th Floor
   New York, New York 10286

REGISTRAR AND SHAREHOLDER SERVICING AGENT
   DST Systems, Inc.
   P.O. Box 219477
   Kansas City, Missouri 64121

LEGAL COUNSEL
   Seward & Kissel LLP
   One Battery Park Plaza
   New York, New York 10004


ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR, and also made available on the Fund's website at: http://www.sequoiafund.com/si-code-of-ethics.htm. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The registrant's Board of Directors has determined that, based on the background and extensive experience of each of the members of the audit committee in the financial services industry, a designated audit committee financial expert is unnecessary. The members of the audit committee are well-known and respected members of the investment management industry and the registrant is satisfied that their collective knowledge and experience is sufficient for them to perform their duties as audit committee members.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2009             December 31, 2008
                             -----------------             -----------------
Audit Fees                        $30,000                       $29,000
Audit-Related Fees                   n/a                           n/a
Tax Fees                           $4,000                        $4,000
Other Fees                           n/a                            n/a

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.


(e)(1) The registrant's audit committee has the responsibility to pre-approve all audit and non-audit services provided to the registrant by its independent auditor in advance at regularly scheduled audit committee meetings. The registrant's audit committee also has the responsibility to pre-approve all non-audit services provided by the registrant's independent auditor to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, in advance at regularly scheduled audit committee meetings.

(e)(2) All services included in (b)-(d) were approved pursuant to paragraph
c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's independent auditor for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $12,000 and $14,500, respectively. Fees paid to PricewaterhouseCoopers LLP were $ 0 and $2,500, respectively.


(h) Not applicable

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS - INCLUDED IN ITEM 1, REPORTS TO STOCKHOLDERS

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that as of a date within 90 days of the filing of this report there were no significant deficiencies in the design or operation of the disclosure controls and procedures of the registrant which would have adversely affected the ability of the registrant to record, process, summarize and report the subject matter contained in this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.  EXHIBITS.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act, is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEQUOIA FUND, INC.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  March 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert D. Goldfarb
        ------------------------------
        Robert D. Goldfarb
        President and Principal Executive Officer

Date:  March 1, 2010

By:     /s/ Joseph Quinones, Jr.
        ---------------------------
        Joseph Quinones, Jr.
        Vice President, Secretary, Treasurer

Date:  March 1, 2010